UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         April 18, 2017

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-35740	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 19, 2017, USA Truck, Inc. (the “Company”) announced the appointment of Jason Bates as Executive Vice President and Chief Financial Officer. The Company entered into an employment letter agreement with Mr. Bates, dated April 18, 2017, setting forth certain terms and conditions of Mr. Bates’s employment with the Company.

Prior to joining the Company, Mr. Bates, 39, served as Vice President of Finance, and Investor Relations Officer of Swift Transportation Company (“Swift”), a truckload transportation services provider, from December 2010, to April 2017. Mr. Bates joined Swift in 2003, and during his tenure, served in various financial leadership roles, including responsibility for financial planning and analysis, business and data analytics, strategic reporting, business intelligence, revenue and transactional services, treasury, and investor relations.  Prior to his appointment as Vice President of Finance and Investor Relations Officer, he served as Swift’s Vice President and Assistant Treasurer.  Prior to joining Swift, Mr. Bates served in a variety of finance and accounting leadership roles for Honeywell International Inc., which produces commercial and consumer products, engineering services, and aerospace systems.  Mr. Bates completed his bachelor of science degree in business at Brigham Young University, and obtained his master’s degree in business administration from Arizona State University.

In connection with his appointment, the Executive Compensation Committee of the Board of Directors (the "Committee") approved compensation for Mr. Bates as follows:

●	an annualized base salary of $300,000;
●
a cash bonus of $250,000, payable one-half promptly following Mr. Bates’s commencement of employment with the Company (the “Start Date”), and one-half on October 31, 2017, subject to certain relocation, continuous employment, and recoupment provisions;

●	a bonus of $100,000, payable either in equity or cash, as determined by the Company, in each case subject to continuous employment with the Company as of each vesting date, calculated as follows:
°
if payable in cash, the bonus will be paid in two equal annual installments on the first and second anniversaries of the Start Date, based on the appreciated value of the Company’s common stock between the Start Date and the payment date; and

° if payable in equity, the bonus will be granted as restricted stock and will vest in two equal annual installments on the first and second anniversaries of the Start Date;
●	participation in the Company's Management Bonus Plan for 2017 as follows:
° a cash bonus with a target of 60% of prorated base salary for 2017, depending upon performance relative to goals set by the Committee;
°
a grant of restricted shares at target equal to 18% of prorated base salary for 2017, with vesting conditioned upon achievement during the applicable performance period of performance goals to be set by the Committee, subject to additional time-based vesting in four equal annual installments through 2021, as well as continued employment and certain other vesting and forfeiture provisions; and

°
a grant of restricted shares at target equal to 60% of annual base salary for 2017, with vesting conditioned upon achievement during the applicable performance period of performance goals to be set by the Committee, subject to continued employment and certain other vesting and forfeiture provisions;

●
upon a qualifying severance event, subject to other customary provisions, salary continuation payments for 12 months or such lesser number of months as Mr. Bates has been employed by the Company at such time, plus an amount equal to his short-term cash incentive target (“STI Target”), if and to the extent earned and prorated for the portion of the fiscal year employed prior to the qualifying severance event, under any short-term cash incentive plan that has been adopted by the Committee prior to the qualifying severance event for the fiscal year in which the qualifying severance event occurs;

●
upon a qualifying change-in-control event, subject to other customary provisions, a lump sum payment equal to 150% of his annual base salary and STI Target, and reimbursement, on an after-tax basis, of any premiums paid by Mr. Bates pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1995, as amended, for a period of 18 months;

●	$60,000 for relocation expenses, subject to relocation, continuous employment, and recoupment provisions; and
●	reimbursement of customary realtor commissions payable upon the sale of Mr. Bates’s home and certain transition expenses.

Mr. Bates agreed to certain non-solicitation, non-competition, and confidentiality covenants.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Mr. Bates’s employment letter and executive severance and change in control agreement, copies of which will be filed with the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

There is no arrangement or understanding between Mr. Bates and any other person pursuant to which Mr. Bates was appointed Executive Vice President and Chief Financial Officer. There are no transactions in which Mr. Bates has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

99.1          Press release issued by the Company on April 19, 2017.

The information contained in Item 9.01 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Item 9.01 of this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	April 19, 2017	/s/ James D. Reed
James D. Reed
Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Press release issued by the Company on April 19, 2017.